[DRAFT 11/12/98]

                               PURCHASE AGREEMENT
                               ------------------


     THIS PURCHASE AGREEMENT made and entered into as of November __, 1998, by and between Van Moer Santerre and Company, a Luxembourg company (the
"Purchaser")  and  Penn  Octane  Corporation,  a  Delaware  corporation  (the
"Company").

     WHEREAS,  the  Company  wishes to sell and the Purchaser wishes to purchase
(i) 250,000 shares (the "Shares") of common stock, par value $.01 per share, of the Company ("Common Stock"), and (ii) a warrant, exercisable until November 13, 2000 at $1.25 per share of Common Stock (subject to adjustment), to purchase 125,000 shares (the "Warrant Shares") of Common Stock substantially in the form of Exhibit 1 hereto (the "Warrant"; the Shares and the Warrant being herein collectively referred to as the "Securities"); and

     WHEREAS, the Company and the Purchaser desire to enter into a Registration Rights Agreement with respect to the Shares and the Warrant Shares, substantially in the form annexed as Exhibit 2 hereto (the "Registration Rights Agreement"), all on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the agreements and obligations herein contained, the Purchaser and the Company hereby agree as follows:

     1. Purchase and Sale of the Securities. Subject to the terms and conditions
        -----------------------------------
set forth in this Agreement, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Securities for a purchase price equal to Two Hundred Fifty Thousand ($250,000.00) Dollars.

     2. The Closing. The closing (the "Closing") of the purchase and sale of the
        -----------
Securities shall take place on November 13, 1998 at 10:00 A.M. local time at the offices of the Company in Redwood City, California, or at such other time and place as the Company and the Purchaser shall agree. At the Closing, the Purchaser shall deliver to the Company payment for the Securities being purchased in immediately available funds and the Company shall deliver the Shares and the Warrant to the Purchaser.

     3. Registration  Rights. The Purchaser shall have such registration  rights
        --------------------
with respect to the Share and the Warrant Shares as are set forth in the Registration Rights Agreement.

     4.  Representations and Warranties of the Company,  As of the Closing,  the
         ---------------------------------------------
Company represents and warrants that:

          (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

          (b) the execution, delivery and performance of this Agreement, and the sale and delivery of the Securities have been duly authorized by all necessary corporate action on the part of the Company and do not violate any covenant contained in any agreement to which the Company is a party; and

          (c) the Warrant Shares, when issued upon exercise of the Warrant and payment therefor, will be legally and validly issued, fully paid and nonassessable.

     5.   Representations  and  Warranties  of  the  Purchaser.   The  Purchaser
          ----------------------------------------------------
represents and warrants as follows:

          (a) General:
              -------

               (i) The Purchaser has all requisite authority to enter into this Agreement and to perform all of the obligations required to be performed by it hereunder.

               (ii) Neither the Company nor any person acting on behalf of the Company has offered or sold the Securities to the Purchaser by means of any form of general solicitation or general advertising. The Purchaser has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of the Securities.

          (b) Information Concerning the Company:
              ----------------------------------

               (i) The Purchaser is familiar with the business and financial condition, properties, operations and prospects of the Company.

               (ii) The Purchaser has been given full access to all material information concerning the condition, properties, operations and prospects of the Company. The Purchaser and his advisors (if any) have had an opportunity to ask questions of, and to receive information from, the Company and persons acting on its behalf concerning the terms and conditions of the Purchaser's investment in the Securities, and to obtain any additional information necessary to verify the accuracy of the information and data received by the Purchaser. The Purchaser is satisfied that there is no material information concerning the condition, properties, operations and prospects of the Company of which Purchaser is unaware.

               (iii) The Purchaser has made, either alone or together with his advisors (if any), such independent investigation of the Company, its management, and related matters as the Purchaser deems to be, or the Purchaser's advisors (if any) have advised to be, necessary or advisable in connection with this investment; and the Purchaser and his advisors (if any) have received all information and data which the Purchaser and his advisors (if any) believe to be necessary in order to reach an informed decision as to the advisability of investing in the Securities.

               (iv)  The  Purchaser   understands   that  all  the   Purchaser's
          representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

               (v) The Purchaser understands that the purchase of the Securities involves various risks, including the risk that it is unlikely that any market will exist for any resale of the Warrant and that resale of the Shares, the Warrant and the Warrant Shares will be restricted as herein provided.

          (c) Status of Purchaser:
              -------------------

               (i) The Purchaser either alone or with Purchaser's advisors (if any) has such knowledge, skill and experience in business, financial and investment matters as to be capable of evaluating the merits and risks of an investment in the Securities. To the extent that the Purchaser has deemed it appropriate to do so, the Purchaser has retained at Purchaser's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Shares, the Warrant and Warrant Shares, as the case may be.

          (d) Restrictions on Transfer or Sale
              --------------------------------

               (i) The Purchaser is acquiring the Securities and any shares of Common Stock purchased upon exercise of the Warrant solely for its own account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares, the Warrant or such shares of Common Stock. The Purchaser understands that neither the Shares, the Warrant nor such underlying Common Stock have been registered under the Securities Act of 1933, as amended (the
          "Securities Act"), or the securities laws of any state (collectively referred to as "State Securities Laws") by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Purchaser and of the other representations made by the Purchaser in this Agreement. The Purchaser understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

               (ii) The Purchaser  understands that the Shares,  the Warrant and such underlying Common Stock are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the Purchaser may dispose of such securities or any of them only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and understands that the Company has no obligations or intentions to register any of such securities thereunder, or to take any other action so as to permit sales pursuant to the Securities Act, except as set forth in the Registration Rights Agreement. Accordingly, the Purchaser understands that under the Commission's rules, unless disposed of pursuant to an effective registration statement under the Securities Act, the Purchaser may dispose of the Note, Warrants and underlying Common Stock only in accordance with the provisions of Rule 144 under the Securities Act, to the extent available, or in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Purchaser. As a consequence, absent such an effective registration statement under the Securities Act, the Purchaser understands that it may be required to bear the economic risks of the investment in the Securities (and the underlying Common Stock) for an indefinite period of time.

               (iii) The  Purchaser  agrees  that (a) it will not sell,  assign, pledge, give, transfer, of otherwise dispose of the Shares, the Warrant or such underlying Common Stock or any interest in any thereof or therein, or make any offer or attempt to do any of the foregoing, except pursuant to registration of such securities under the Securities Act and any applicable State Securities Laws or in a transaction which, in the opinion of counsel for the Purchaser satisfactory to the Company (which requirement may be waived by the Company upon advice of counsel), is exempt from the registration provisions of the Securities Act and any applicable State Securities Laws; (b) the Shares, the Warrant and any certificate(s) representing shares of Common Stock issued upon exercise of the Warrant may bear a legend making reference to the foregoing restrictions; and (c) the Company and any transfer agent for shares of its

          Common Stock shall not be required to give effect to any purported transfer of any of such securities except upon compliance with the foregoing restrictions.

               (iv) In no event shall any sale, assignment, pledge or transfer of the Shares, the Warrant or such underlying Common Stock by the Purchaser to a transferee give rise to rights of any such transferee under the Registration Rights Agreement.

     6. Conditions to Obligations of Purchaser and the Company.  The obligations
        ------------------------------------------------------
of the Purchaser to purchase and pay for the Securities specified herein and of the Company to sell and deliver such Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

          (a) The  representations  and  warranties of the Company  contained in
     Section 4 hereof and of the Purchaser contained in Section 5 hereof shall be true and correct on and as of the Closing in all respects with the same effect as though representations and warranties had been made on and as of the Closing.

          (b) The Company and the Purchaser shall each have received a certificate from an executive officer of the other party to the effect that its representations and warranties are still valid.

          (c) The Company and the Purchaser shall each have executed and delivered the Registration Rights Agreement.

     7. Fee. In  connection  with the purchase and sale of the  Securities,  Win
        ---
Securities, as placement agent for the Company, shall receive at the Closing a fee from the Company equal to $25,000 plus reimbursement of expenses, not to exceed $7,500.

     8. Waiver,  Amendment.  Neither this  Agreement nor any  provisions  hereof
        ------------------
shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

     9. Assignability.  Neither this Agreement nor any right, remedy, obligation
        -------------
or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Purchaser without the prior written consent of the other party, which consent shall not be unreasonably withheld.

     10.  Applicable  Law. This Agreement  shall be governed by and construed in
          ---------------
accordance with the law of the State of New York, regardless of the law that might be applied under principles of conflicts of law.

     11. Section and Other Headings. The section and other headings contained in
         --------------------------
this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     12.  Counterparts.  This  Agreement  may  be  executed  in  any  number  of
          ------------
counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

     13. Notices. All notices and other communications provided for herein shall
         -------
be in writing and shall be deemed to have been duly given if delivered personally or by facsimile (with proof of receipt) or sent by registered or certified mail, return receipt requested, postage prepaid:

          (a)  If  to  the  Company,  to  it  at  the  following  address:
               Penn  Octane  Corporation
               900  Veterans  Boulevard,  Suite  540
               Redwood  City,  California  94603

               Attn:     Jerome  B.  Richter,
                         President

               with  a  copy  to:

               Coudert  Brothers
               1114  Avenue  of  the  Americas
               New  York,  New  York  10036

               Attn:  John  F.  Watkins,  Esq.

          (b)  If  to  the  Purchaser,  at  the  following  address:
               Van  Moer,  Santerre  &  Company
               Blvd.  Anspach  111
               1000  Brussels
               Belgium
               Attn:     Phillippe  de  Cock

               with  a  copy  to:

               ______________________
               ______________________
               ______________________
               ______________________

or at such other address as either party shall have specified by notice in writing to the other.

     14. Binding Effect.  The provisions of this Agreement shall be binding upon
         --------------
and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this ___ day of November, 1998.

                                   VAN  MOER  SANTERRE  &  COMPANY


                                   By:
                                        ----------------------------------------
                                   Name:  Charles  Santerre
                                   Title:


                                   PENN  OCTANE  CORPORATION


                                   By:
                                        ----------------------------------------
                                   Name:  Jerome  B.  Richter
                                   Title:  President and Chief Executive Officer

                                                                      EXHIBIT  1
                                                                      ----------


           NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR QUALIFICATION OR AN EXEMPTION
                         THEREFROM UNDER APPLICABLE LAW.

                          COMMON STOCK PURCHASE WARRANT
                          Void after November 13, 2000

                                              Warrant to Purchase 125,000 Shares
                                                 of Common Stock, $.01 par value
                                                      of Penn Octane Corporation

                         PENN OCTANE CORPORATION (POCC)

This  is  to  Certify  That,  FOR  VALUE  RECEIVED,

                           Van Moer Santerre & Company

or registered assign(s) (herein referred to as the "Holder") is entitled to purchase, subject to the provisions hereof, from PENN OCTANE CORPORATION, a Delaware corporation (the "Company"), but not later than 5:00 p.m., California time, on November __, 2000 (or, if such date is not a Business Day in Redwood City, California, then on the next succeeding day which shall be a Business
Day), 125,000 shares of Common Stock, $.01 par value, of the Company (the "Common Stock") at an exercise price of $1.25 per share, subject to adjustment as to number of shares and purchase price as set forth in Section 6 below. The exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". For purposes of this Warrant, a "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or in Redwood City, California, are authorized by law or regulation to close.

The shares of Common Stock issuable upon exercise of the Warrants are sometimes herein called the "Warrant Stock."

     15. Exercise of Warrant.  This Warrant may be exercised in whole or in part
         -------------------
at any time and from time to time by presentation and surrender hereof to the Company at its principal office with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price in immediately available funds for the number of shares specified in such form. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company, in proper form for exercise, accompanied by payment of the Exercise Price, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The issuance of certificates for shares of Common Stock upon the exercise of this

Warrant shall be made without charge to the Holder for any issuance tax in respect thereof (with the exception of any federal or state income taxes applicable thereto), all such taxes to be paid by the Company, it being understood however that the Holder shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder. The Company will at no time close its transfer books against the transfer of this Warrant or the issuance of any shares of Common Stock issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

     16. Reservation of Shares; Stock Fully Paid. The Company agrees that at all
         ---------------------------------------
times there shall be authorized and reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant. All shares which may be issued upon exercise hereof will, upon issuance, and receipt of payment therefor, be duly authorized, validly issued, fully paid and non-assessable.

     17. Fractional Shares. This Warrant shall not be exercisable in such manner
         -----------------
as to require the issuance of fractional shares. If, as a result of adjustment in the Exercise Price or the number of shares of Common Stock to be received upon exercise of this Warrant, fractional shares would be issuable, no such fractional shares shall be issued. In lieu thereof, the Company shall pay the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock. The term "Fair Market Value" shall mean, as of a particular date, the market price on such date.

          For purposes of this Warrant, the market price on any day shall be the last sale price on such day on the NASDAQ Stock Market, or, if the Common Stock is not then listed or admitted to trading on the NASDAQ Stock Market, on such other principal stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or, if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the reported closing bid and asked prices on such day in the over-the-counter market as quoted on the National Association of Securities Dealers Automated Quotation System or, if not so quoted, then as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company. If there shall be no meaningful over-the-counter market, then Fair Market Value shall be such amount, not less than book value, as may be determined by the Board of Directors of the Company.

     18. Exchange or Assignment of Warrant. This Warrant is exchangeable without
         ---------------------------------
expense (other than applicable transfer taxes) at the option of the Holder, upon presentation and surrender hereof to the Company for any other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section 11 below and any restriction on transfer applicable hereto pursuant to the securities laws of the United States or any State, upon surrender of this Warrant to the Company with an assignment form duly executed, and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged, and the term "Holder" as used herein includes any holder of any Warrant into which this Warrant may be divided or for which this Warrant may be exchanged.

     19.  Rights of the  Holder.  The Holder  shall not,  by virtue  hereof,  be
          ---------------------
entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     20. Adjustment of Exercise Price and Number of Shares.  The number and kind
         -------------------------------------------------
of securities purchasable upon the exercise or exchange of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     A.  Adjustment for Change in Capital  Stock.  If at any time after the date
         ---------------------------------------
hereof, the Company:

          1. pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

          2. subdivides its outstanding shares of Common Stock into a greater number of shares;

          3. combines its outstanding shares of Common Stock into a smaller number of shares;

          4. makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

          5. issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder may receive, upon exercise or exchange of this Warrant and payment of the same aggregate consideration, the number of shares of capital stock of the Company which the Holder would have owned immediately following such action if the Holder had exercised or exchanged the Warrant immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     B.  Adjustment  for  Other  Distributions.  If at any time  after  the date
         -------------------------------------
hereof, the Company distributes to all holders of its Common Stock any of its assets or debt securities, the Exercise Price following the record date shall be adjusted in accordance with the following formula:

                    E' = E  x  M-F
                               ---
                                M

where:     E'  =  the  adjusted  Exercise  Price.

               E  =  the  Exercise  Price  immediately prior to the adjustment.

               M  =  the  current  market  price  (as defined in (e) below) per share of Common Stock on the record date of the distribution.

               F  =  the aggregate fair market value (as conclusively determined by the Board of Directors of the Company) on the record date of the assets or debt securities to be distributed divided by the number of outstanding shares of Common Stock.

     The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution. In the event that such distribution is not actually made, the Exercise Price shall again be adjusted to the Exercise Price as determined without giving effect to the calculation provided hereby. In no event shall the Exercise Price be adjusted to an amount less than zero.

     This subsection does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company and paid in the ordinary course of business.

     C.  Deferral of Issuance or Payment.  In any case in which an event covered
         -------------------------------
by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer until the occurrence of such event by (i) issuing to the Holder, if this Warrant is exercised after such record date, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment, and (ii) paying to the Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 3.

     D. When No Adjustment Required.  No adjustment need be made for a change in
        ---------------------------
the par value or no par value of the Common Stock.

     E.  Statement of  Adjustments.  Whenever  the Exercise  Price and number of
         -------------------------
shares of Common Stock purchasable hereunder is required to be adjusted as provided herein, the Company shall promptly prepare a certificate signed by its President or any Vice President and its Treasurer or Assistant Treasurer, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description hereunder), and the Exercise Price and number of shares of Common Stock purchasable hereunder after giving effect to such adjustment, and shall promptly cause copies of such certificates to be mailed to the Holder.

     F. No Adjustment  Upon Exercise of Warrants.  No adjustments  shall be made
        ----------------------------------------
under any Section herein in connection with the issuance of Warrant Stock upon exercise or exchange of the Warrants.

     G. No  adjustment  for  Small  Amounts.  Anything  herein  to the  contrary
        -----------------------------------
notwithstanding, no adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than $.05 per share, but in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to $.05 per share or more.

     H. Common Stock Defined.  Whenever reference is made in Section 6(a) to the
        --------------------
issue of shares of Common Stock, the term "Common Stock" shall include any equity securities of any class of the Company hereinafter authorized which shall not be limited to a fixed sum or percentage in respect of the right of the holders thereof to participate in dividends or distributions of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

Subject to the provisions of Section 7 hereof, however, shares issuable upon exercise or exchange hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any corporate reorganization as provided for in Section 7 hereof.

     7. Notice to Warrant Holders. So long as this Warrant shall be outstanding,
        -------------------------
(i) if the Company shall pay any dividend or make any distribution upon its Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock or securities of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company, or voluntary or involuntary dissolution or liquidation of the Company shall be effected, then, in any such case, the Company shall cause to be mailed to the Holder, at least thirty (30) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation is to take place and the date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution or liquidation.

     8. Certain Obligations of the Company.  The Company agrees that it will not
        ----------------------------------
increase the par value of the shares of Warrant Stock issuable upon exercise of this Warrant above the prevailing and currently applicable Exercise Price hereunder, and that before taking any action that would cause an adjustment reducing the prevailing and current applicable Exercise Price hereunder below the then par value of the Warrant Stock at the time issuable upon exercise of this Warrant, the Company will take such corporate action, as in the opinion of its counsel, may be necessary in order that the Company may validly issue fully paid, nonassessable shares of such Warrant Stock. The Company will maintain an office or agency (which shall initially be the Company's principal office in Redwood City, California) where presentations and demands to or upon the Company in respect of this Warrant may be made and will give notice in writing to the registered holders of the then outstanding Warrants, at their addresses as shown on the books of the Company, of each change of location thereof.

     9. Repurchase Right.  Notwithstanding any other provisions of this Warrant,
        ----------------
the Company may, in the event that, after the date six months after the date hereof, the closing bid price, as reported on the NASDAQ SmallCap Market or such other exchange on which the Company's Common Stock may then be quoted, of the Company's Common Stock is greater than or equal to 150% of the Exercise Price for five consecutive trading days, upon not less than five (5) days' notice in writing to the Holder, repurchase all or any portion of this Warrant at a purchase price equal to $.10 per share of Common Stock covered hereby, such purchase price to be proportionally adjusted each time the Exercise Price is adjusted pursuant to Section 6 hereof. During such five (5) day period, the Holder may exercise such Warrant in accordance with the terms hereof. The closing on such repurchase shall occur on the date and at the time set forth in such notice at the office of the Company in Redwood City, California or at such other place as shall be agreed upon by the Company and the Holder. At the Closing, the Company shall deliver to the Holder an amount equal to the purchase price in immediately available funds and the Holder will deliver this Warrant to the Company for cancellation. To the extent any repurchase hereunder is of less than all of the rights represented by this Warrant, the Company will deliver to the Holder a new Warrant covering the rights not so purchased.

     10. Determination by Board of Directors. All determinations by the Board of
         -----------------------------------
Directors of the Company under the provisions of this Warrant will be made in good faith with due regard to the interest of the Holder and in accordance with sound financial practices.

     11. Notice. All notices to the Holder shall be in writing,  and all notices
         ------
and certificates given to the Holder shall be sent registered or certified mail, return receipt requested, to such Holder at his address appearing on the records of the Company.

     12.  Replacement of Lost,  Stolen,  Destroyed or Mutilated  Warrants.  Upon
          ---------------------------------------------------------------
receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of any indemnity bond in such reasonable amount as the Company may determine in the case of any such mutilation, upon the surrender of such Warrant for cancellation, the Company at its expense, will execute and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor.

     13.  Number and Gender.  Whenever the singular  number is used herein,  the
          -----------------
same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

     14.  Applicable  Law.  This Warrant  shall be governed by, and construed in
          ---------------
accordance with, the laws of the State of New York, without regard to its conflict of laws principles.


                                   PENN  OCTANE  CORPORATION


                                   By:
                                        ----------------------------------------
                                   Name:  Jerome  B.  Richter
                                   Title:  President and Chief Executive Officer
Dated:  November  ___,  1998

                                  PURCHASE FORM
                                  -------------


                                                         Dated __________ , ____


          The undersigned hereby irrevocably elects to exercise the within Warrant to purchase ___________ shares of Common Stock and hereby makes payment of in payment of the exercise price thereof.



          Signature______________________________